Exhibit 10.1

AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Amendment is effective as of the 31st day of May 2008 by License Products, Inc. and Lee Middleton Original Dolls, Inc., as co-Borrowers (“Customer”) and Town Bank (“Lender”).

RECITALS:

1.	Lender and Customer previously entered into a Revolving Credit Agreement dated July 27, 2007 (which Revolving Credit Agreement is hereinafter referred to as the “Agreement”).

2.	Section 8 (b) of the Agreement states: “….. Notwithstanding the Index Rate, the annual rate of interest shall not at any time be less than n/a%.”

3.	Section 15 of the Agreement states: “Unless sooner terminated under Section 12, Customer’s right to obtain Loans and Lender’s obligation to extend credit under this Agreement shall terminate on the date payment is due under section 9(a), if applicable, or on May 31, 2008, whichever is earlier (the “Termination Date”).”

NOW, THEREFORE, for good and valuable consideration, Lender and Customer hereby agree as follows:

1.	Section 8 (b) of the Agreement shall be amended to state: “….. Notwithstanding the Index Rate, the annual rate of interest shall not at any time be less than 5.25%.”

2.	Section 15 of the Agreement shall be amended to state: “Unless sooner terminated under Section 12, Customer’s right to obtain Loans and Lender’s obligation to extend credit under this Agreement shall terminate on the date payment is due under section 9(a), if applicable, or on October 1, 2008, whichever is earlier (the “Termination Date”).”

3.	Except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

Customer: License Products, Inc. and Lee Middleton	Lender: Town Bank
Original Dolls, Inc., as co-Borrowers
(See attached Signature Page)	By: /s/ Jeffrey A. Olsen
Jeffrey A. Olsen, Executive Vice President / jds

Signature Page for License Products, Inc. and
Lee Middleton Original Dolls, Inc., as co-Borrowers

Borrower(s): Licensed Product , Inc.	Borrower(s): Lee Middleton Original Dolls, Inc.
By: /s/ Kenneth A. Werner, Jr.	By: /s/ Kenneth A. Werner, Jr.
Kenneth A. Werner, Jr., President	Kenneth A. Werner, Jr., President & COO
By: /s/ Craig R. Bald	By: /s/ Craig R. Bald
Craig R. Bald, CFO	Craig R. Bald, V/P Secretary/Treasurer
By: /s/ Salvatore L. Bando	By: /s/ Salvatore L. Bando
Salvatore L. Bando, CEO	Salvatore L. Bando, Chairman& CEO

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